Timberland Bancorp

NASDAQ: TSBK
INVESTOR PRESENTATION
Q4 2024



DISCLAIMER

Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

TIMBERLAND BRANCH LOCATIONS



Poulsbo
Silverdale
Ocean Shores
Hoquiam
Aberdeen (2 branches)
Montesano
Elma
Tumwater
Winlock
Lacey (2 branches)
Toledo
Chehalis
Yelm
Olympia (2 branches)
Auburn
Edgewood
Puyallup
Gig Harbor
Tacoma
Bethel Station (*Spanaway*)
King
SEATTLE
Kitsap
Grays Harbor
TACOMA
Pierce
OLYMPIA
Thurston
Lewis

SENIOR MANAGEMENT

Timberland Bancorp

DEAN J. BRYDON
Chief Executive Officer
30 Years of Service at Timberland Bank
30 Years in the Industry

MATTHEW J. DEBORD
EVP, Chief Lending Officer
11 Years of Service at Timberland Bank
20 Years in the Industry

JONATHAN A. FISCHER
President, Chief Operating Officer & Secretary
27 Years of Service at Timberland Bank
29 Years in the Industry

TODD W. VAN CISE
EVP, Chief Credit Officer
12 Years of Service at Timberland Bank
27 Years in the Industry

MARCI A. BASICH
EVP, Chief Financial Officer
25 Years of Service at Timberland Bank
25 Years in the Industry

BREANNE D. ANTICH
EVP, Chief Technology Officer
17 Years of Service at Timberland Bank
22 Years in the Industry

FINANCIAL HIGHLIGHTS

NET INCOME $ in millions


$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$24.02
$24.27
$27.58
$23.60
$27.12
$24.28
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024

EARNINGS PER DILUTED SHARE



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.84
$2.88
$3.27
$2.82
$3.29
$3.01
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
1Q
2Q
3Q
4Q

RETURN ON ASSETS AND RETURN ON EQUITY

Timberland Bancorp

ROA



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.96%
1.75%
1.64%
1.27%
1.50%
1.28%
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024

ROE



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.91%
13.59%
13.98%
11.14%
12.01%
10.19%
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024

BALANCE SHEET $ in millions



Total Assets
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,247
$1,566
$1,792
$1,861
$1,840
$1,923
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024

TOTAL CAPITAL $ in thousands


$250,000
$200,000
$150,000
$100,000
$50,000
$0
$171,067
$187,630
$206,899
$218,569
$233,073
$245,413
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024

CAPITAL STRENGTH


24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
19.57%
12.65%
21.34%
11.26%
22.17%
10.97%
19.45%
11.03%
19.38%
12.10%
19.39%
12.12%
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
Total Risk Based
Tier 1 Leverage

BOOK VALUE AND TANGIBLE BOOK VALUE PER SHARE



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$20.54
$18.48
$22.58
$20.56
$24.76
$22.80
$26.58
$24.63
$28.76
$26.81
$30.83
$28.87
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024

DIVIDENDS PAID/DECLARED PER COMMON SHARE

Timberland Bancorp



(Calendar Year)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.80
$0.80
$1.04
$0.98
$0.92
$0.97
2019
2020
2021
2022
2023
2024
Regular
Special

DEPOSIT LEVELS $ in millions



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,067
$1,358
$1,571
$1,632
$1,561
$1,648
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
Non-Interest Bearing Demand
NOW Checking
Money Market
Savings
Certificates of Deposit

DEPOSIT COMPOSITION

Total Deposits $1.65 Billion at September 30, 2024


25%
3%
7%
12%
20%
13%
20%
CDs Brokered
CDs >$250,000
CDs <$250,000
Money market
Savings
NOW checking
Non-interest-bearing demand

BORROWINGS $ in thousands



Total Borrowings
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$0
$10,000
$5,000
$0
$35,000
$20,000
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024

NET LOANS $ in millions



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$887
$1,014
$887
$968
$927
$1,132
$1,302
$1,422
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
Net Loans (excl. SBA PPP)
SBA PPP Loans

LOAN PRODUCTION $ in millions



$700
$600
$500
$400
$300
$200
$100
$-
$356
$597
$127
$470
$602
$65
$537
$572
$362
$251
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
Net Loans (excl. SBA PPP)
SBA PPP Loans

DIVERSIFIED LOAN PORTFOLIO

Total Loans $1.42 billion at September 30, 2024


2%
3%
11%
9%
20%
15%
40%
Land
Consumer
Multi-Family
Commercial business
1-4 Family
Construction
CRE

CRE PORTFOLIO BREAKDOWN BY COLLATERAL

at September 30, 2024 ($ in thousands)

Collateral Type	Amount	% of Total Loan Portfolio	Avg. Balance Per Loan	Non-Accrual
Industrial warehouse	$125,852	8%	$1,246	$195
Medical/dental offices	$83,276	5%	$1,262	--
Office buildings	$68,526	5%	$779	--
Other retail buildings	$50,067	3%	$533	--
Mini-storage	$38,600	3%	$1,430	--
Hotel/motel	$31,182	2%	$2,835	--
Restaurants	$27,269	2%	$557	273
Gas stations/convenience stores	$25,145	2%	$1,048	--
Nursing homes	$18,434	1%	$2,304	--
Churches	$16,235	1%	$854	--
Mobile home parks	$10,798	1%	$491	--
Shopping centers	$10,718	1%	$1,786	--
Additional CRE	$93,117	6%	$705	$690
Total CRE	**$599,219**	**40%**	**$926**	**$1,158**

CONSTRUCTION LOANS

Total Construction Loans $219 million at September 30, 2024


8%
5%
14%
13%
60%
Land Development
Spec. 1-4 Family
Commercial
Multi-Family
Custom Construction/Owner-Builder

INTEREST EARNING CASH & INVESTMENTS

Interest Earning Cash & Investments: $391 million at September 30, 2024


2%
3%
34%
24%
37%
Other Securities & Mutual Funds
CDs Held for Investment
U.S. Government Securities
Mortgage Backed Securities
Overnight Funds

ASSET QUALITY

Timberland Bancorp



Non-performing Assets/Total Assets
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.40%
0.27%
0.18%
0.12%
0.09%
0.20%
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024

NET CHARGE-OFFS (RECOVERIES) $ in thousands



$100
$50
$0
($50)
($100)
($150)
($200)
($160)
($24)
($55)
$36
$18
$53
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024

NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.50%
3.90%
3.25%
3.16%
3.95%
3.54%
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
Net Interest Income
Net Interest Margin

QUARTERLY NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands


$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
4.03%
3.99%
3.94%
3.85%
3.60%
3.48%
3.53%
3.58%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
Net Interest Income
Net Interest Margin

NON-INTEREST INCOME $ in thousands



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$14,341
$17,188
$17,161
$12,624
$11,140
$11,136
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024

NON-INTEREST EXPENSE $ in thousands


$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$35,580
$34,063
$34,591
$38,626
$43,373
$43,746
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024

EFFICIENCY RATIO


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
54.32%
50.04%
50.12%
56.42%
54.56%
58.09%
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024

BRAND REFRESH

Timberland Bancorp


Timberland Bank
Timberland Bank

TECHNOLOGY UPDATE

Timberland Bancorp

ENGAGING CUSTOMERS

- Enhance Online Banking
- Improving our residential lending solution
- Customer feedback
- Added fraud detection tools
- Contactless debit cards – implementation completed

OPTIMIZE OPERATIONS

- Construction loan process improvement
- Digitization

NON-GAAP FINANCIAL MEASURES

- The Company reports its results in accordance with United States generally accepted account principles (“GAAP”). Timberland believes that certain non-GAAP measures provide investors with information useful in understanding the Company’s financial performance; however, readers of this presentation are encouraged to review these non-GAAP measures in conjunction with GAAP results.

- Financial measures that exclude intangible assets are non-GAAP measures. To provide investors with a broader understanding of capital adequacy, Timberland provides non-GAAP financial measures for tangible common equity along with the GAAP measure. Tangible common equity is calculated as shareholders’ equity less goodwill and core deposit intangible (“CDI”). In addition, tangible assets equals total assets less goodwill and CDI.

NON-GAAP FINANCIAL MEASURES

($ in thousands)	9/30/2019	9/30/2020	9/30/2021	9/30/2022	9/30/2023	9/30/2024
Shareholders equity	$ 171,067	$ 187,630	$ 206,899	$ 218,569	$ 233,073	$ 245,413
Less goodwill and CDI	(17,162)	(16,756)	(16,395)	(16,079)	(15,808)	(15,582)
Tangible common equity	$ 153,905	$ 170,874	$ 190,504	$ 202,490	$ 217,265	$ 229,831
Total assets	$ 1,247,132	$ 1,565,978	$ 1,792,180	$ 1,860,508	$ 1,839,905	$ 1,923,475
Less goodwill and CDI	(17,162)	(16,756)	(16,395)	(16,079)	(15,808)	(15,582)
Tangible assets	$ 1,229,970	$ 1,549,222	$ 1,775,785	$ 1,844,429	$ 1,824,097	$ 1,907,893

Timberland Bancorp

NASDAQ: TSBK

- Strong Core Earnings
- Well Capitalized
- Geographically Diversified
- Diversified Loan Portfolio
- Strong Core Deposit Levels
- Actively Supporting Its Communities

